Borrowings	12 Months Ended
Dec. 31, 2015
Borrowings [Abstract]
Borrowings

NOTE 10  — BORROWINGS

The following table presents the carrying value of outstanding borrowings.

Borrowings (dollars in millions)

	December 31, 2015			December 31, 2014
	CIT Group Inc.	Subsidiaries	Total	Total
Senior Unsecured (1)	$10,677.7	$–	$10,677.7	$11,932.4
Secured borrowings:
Structured financings	–	4,743.8	4,743.8	6,268.7
FHLB advances	–	3,117.6	3,117.6	254.7
Total Borrowings	$10,677.7	$7,861.4	$18,539.1	$18,455.8

(1)Senior Unsecured Notes at December 31, 2015 were comprised of $8,188.6 million unsecured notes, $2,450.0 million Series C Notes, and $39.1 million other unsecured debt.

The following table summarizes contractual maturities of borrowings outstanding, which excludes PAA discounts, original issue discounts, and FSA discounts.

Contractual Maturities – Borrowings as of December 31, 2015 (dollars in millions)

							Contractual
	2016	2017	2018	2019	2020	Thereafter	Maturities
Senior unsecured notes	$–	$2,944.5	$2,200.0	$2,750.0	$750.0	$2,051.4	$10,695.9
Structured financings	1,412.7	810.2	655.6	355.8	342.0	1,159.7	4,736.0
FHLB advances	1,948.5	15.0	1,150.0	–	–	–	3,113.5
	$3,361.2	$3,769.7	$4,005.6	$3,105.8	$1,092.0	$3,211.1	$18,545.4

Unsecured Borrowings

Revolving Credit Facility

The following information was in effect prior to the 2016 Revolving Credit facility amendment. See Note 30 —  Subsequent Events for changes to this facility.

There were no outstanding borrowings under the Revolving Credit Facility at December 31, 2015 and December 31, 2014.  The amount available to draw upon at December 31, 2015 was approximately $1.4 billion, with the remaining amount of approximately $0.1 billion being utilized for issuance of letters of credit to customers.

The Revolving Credit Facility has a total commitment amount of $1.5 billion and the maturity date of the commitment is January 27, 2017.  The total commitment amount consists of a $1.15 billion revolving loan tranche and a $350 million revolving loan tranche that can also be utilized for issuance of letters of credit to customers. The applicable margin charged under the facility is 2.50% for LIBOR-based loans and 1.50% for Base Rate loans.

The Revolving Credit Facility may be drawn and prepaid at the option of CIT. The unutilized portion of any commitment under the Revolving Credit Facility may be reduced permanently or terminated by CIT at any time without penalty.

The Revolving Credit Facility is unsecured and is guaranteed by eight of the Company’s domestic operating subsidiaries.  The facility was amended in January 2014 to modify the covenant requiring a minimum guarantor asset coverage ratio and the criteria for calculating the ratio.  The amended covenant requires a minimum guarantor asset coverage ratio ranging from 1.25:1.0 to the current requirement of 1.5:  1.0 depending on the Company’s long-term senior unsecured debt rating.

The Revolving Credit Facility is subject to a $6 billion minimum consolidated net worth covenant of the Company, tested quarterly, and also limits the Company’s ability to create liens, merge or consolidate, sell, transfer, lease or dispose of all or substantially all of its assets, grant a negative pledge or make certain restricted payments during the occurrence and continuance of an event of default.

Senior Unsecured Notes

Senior Unsecured Notes include notes issued under the “shelf” registration filed in March 2012 that matured in the first quarter of 2015, and Series C Unsecured Notes. In January 2015, the Company filed a new shelf that expires in January 2018. The notes issued under the shelf registration rank equal in right of payment with the Series C Unsecured Notes and the Revolving Credit Facility.

The following tables present the principal amounts of Senior Unsecured Notes issued under the Company’s shelf registration and Series C Unsecured Notes by maturity date.

Senior Unsecured Notes (dollars in millions)

Maturity Date	Rate (%)	Date of Issuance	Par Value
May 2017	5.000%	May 2012	$1,208.7
August 2017	4.250%	August 2012	1,735.8
March 2018	5.250%	March 2012	1,500.0
April 2018*	6.625%	March 2011	700.0
February 2019*	5.500%	February 2012	1,750.0
February 2019	3.875%	February 2014	1,000.0
May 2020	5.375%	May 2012	750.0
August 2022	5.000%	August 2012	1,250.0
August 2023	5.000%	August 2013	750.0
Weighted average rate and total	5.02%		$10,644.5

* Series C Unsecured Notes

The Indentures for the Senior Unsecured Notes and Series C Unsecured Notes limit the Company’s ability to create liens, merge or consolidate, or sell, transfer, lease or dispose of all or substantially all of its assets. Upon a Change of Control Triggering Event as defined in the Indentures for the Senior Unsecured Notes and Series C Unsecured Notes, holders of the Senior Unsecured Notes and Series C Unsecured Notes will have the right to require the Company, as applicable, to repurchase all or a portion of the Senior Unsecured Notes and Series C Unsecured Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest to the date of such repurchase.

Secured Borrowings

FHLB Advances

As a member of the FHLB of San Francisco, CIT Bank, N.A. can access financing based on an evaluation of its creditworthiness, statement of financial position, size and eligibility of collateral. The interest rates charged by the FHLB for advances typically vary depending upon maturity, the cost of funds of the FHLB, and the collateral provided for the borrowing and the advances are secured by certain Bank assets and bear either a fixed or floating interest rate. The FHLB advances are collateralized by a variety of consumer and commercial loans, including SFR mortgage loans, multi-family mortgage loans, commercial real estate loans, certain foreclosed properties and certain amounts receivable under a loss sharing agreement with the FDIC. During October 2015, a subsidiary of CIT Bank, N.A. received approval to withdraw its membership from the FHLB Des Moines and at December 31, 2015, there were no advances outstanding with FHLB Des Moines.

As of December 31, 2015, the Company had $5.7 billion of financing availability with the FHLB, of which $2.6 billion was unused and available. FHLB Advances as of December 31, 2015 have a weighted average rate of 0.84%. The following table includes the outstanding FHLB Advances, and respective pledged assets. The acquisition of OneWest Bank added $3.0 billion of FHLB Advances as of the acquisition date, which were recorded with a $6.8 million premium purchase accounting adjustment.

FHLB Advances with Pledged Assets Summary (dollars in millions)

	December 31, 2015		December 31, 2014
	FHLB Advances	Pledged Assets	FHLB Advances	Pledged Assets
Total	$3,117.6	$6,783.1	$254.7	$309.6

Structured Financings

Set forth in the following table are amounts primarily related to and owned by consolidated VIEs. Creditors of these VIEs received ownership and/or security interests in the assets. These entities are intended to be bankruptcy remote so that such assets are not available to creditors of CIT or any affiliates of CIT until and unless the related secured borrowings have been fully discharged.  These transactions do not meet accounting requirements for sales treatment and are recorded as secured borrowings. Structured financings as of December 31, 2015 had a weighted average rate of 3.40%, which ranged from 0.75% to 6.11%.

Structured Financings and Pledged Assets Summary (1) (dollars in millions)

	December 31, 2015		December 31, 2014
	Secured Borrowing	Pledged Assets	Secured Borrowing	Pledged Assets
Rail(2)	$920.1	$1,336.1	$1,179.7	$1,575.7
Aerospace(2)	2,137.5	3,732.2	2,411.7	3,914.4
Subtotal - Transportation Finance	3,057.6	5,068.3	3,591.4	5,490.1
Commercial Finance	–	0.2	–	–
Business Capital	1,133.4	2,434.1	2,002.0	3,838.9
Subtotal - Commercial Banking	1,133.4	2,434.3	2,002.0	3,838.9
Non-Strategic Portfolios	552.8	712.5	675.3	889.1
Total	$4,743.8	$8,215.1	$6,268.7	$10,218.1

(1)As part of our liquidity management strategy, the Company pledges assets to secure financing transactions (which include securitizations), and for other purposes as required or permitted by law while CIT Bank, N.A. also pledges assets to secure borrowings from the FHLB and access the FRB discount window.

(2)At December 31, 2015, the GSI TRS related borrowings and pledged assets, respectively, of $1.1 billion and $1.8 billion were included in Transportation & International Finance. The GSI TRS is described in Note 11 — Derivative Financial Instruments.

FRB

CIT Bank, N.A. has a borrowing facility with the FRB Discount Window that can be used for short-term, typically overnight, borrowings. The borrowing capacity is determined by the FRB based on the collateral pledged.

There were no outstanding borrowings with the FRB Discount Window as of December 31, 2015 or December 31, 2014; however, $2.7 billion was pledged as collateral at December 31, 2015.

At December 31, 2015 pledged assets (including collateral for FHLB advances and FRB discount window) totaled $17.7 billion, which included $12.2 billion of loans (including amounts held for sale), $4.6 billion of operating lease assets, $0.8 billion of cash, and $0.1 billion of investment securities.

Not included in the above are liabilities of discontinued operations at December 31, 2015 consisting of $440.6 million of secured borrowings related to HECM loans securitized in the form of GNMA HMBS, which were sold prior to the OneWest Transaction to third parties. See Note 2 – Acquisitions and Disposition Activities.

Variable Interest Entities (“VIEs”)

Below describes the results of the Company’s assessment of its variable interests to determine its current status with regards to being the primary beneficiary of a VIE.

Consolidated VIEs

The Company utilizes VIEs in the ordinary course of business to support its own and its customers’ financing needs. Each VIE is a separate legal entity and maintains its own books and records.

The most significant types of VIEs that CIT utilizes are ‘on balance sheet’ secured financings of pools of leases and loans originated by the Company where the Company is the primary beneficiary. The Company originates pools of assets and sells these to special purpose entities, which, in turn, issue debt instruments backed by the asset pools or sells individual interests in the assets to investors. CIT retains the servicing rights and participates in certain cash flows. These VIEs are typically organized as trusts or limited liability companies, and are intended to be bankruptcy remote, from a legal standpoint.

The main risks inherent in structured financings are deterioration in the credit performance of the vehicle’s underlying asset portfolio and risk associated with the servicing of the underlying assets.

Lenders typically have recourse to the assets in the VIEs and may benefit from other credit enhancements, such as: (1) a reserve or cash collateral account that requires the Company to deposit cash in an account, which will first be used to cover any defaulted obligor payments, (2) over-collateralization in the form of excess assets in the VIE, or (3) subordination, whereby the Company retains a subordinate position in the secured borrowing, which would absorb losses due to defaulted obligor payments before the senior certificate holders. The VIE may also enter into derivative contracts in order to convert the debt issued by the VIEs to match the underlying assets or to limit or change the risk of the VIE.

With respect to events or circumstances that could expose CIT to a loss, as these are accounted for as on balance sheet, the Company records an allowance for loan losses for the credit risks associated with the underlying leases and loans. The VIE has an obligation to pay the debt in accordance with the terms of the underlying agreements.

Generally, third-party investors in the obligations of the consolidated VIEs have legal recourse only to the assets of the VIEs and do not have recourse to the Company beyond certain specific provisions that are customary for secured financing transactions, such as asset repurchase obligations for breaches of representations and warranties. In addition, the assets are generally restricted to pay only such liabilities.

Unconsolidated VIEs

Unconsolidated VIEs include GSE securitization structures, private-label securitizations and limited partnership interests where the Company’s involvement is limited to an investor interest where the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE and limited partnership interests.

As a result of the OneWest Transaction, the Company has certain contractual obligations related to the HECM loans and the GNMA HMBS securitizations. The Company, as servicer of these HECM loans, is currently obligated to fund future borrower advances, which include fees paid to taxing authorities for borrowers’ unpaid taxes and insurance, mortgage insurance premiums and payments made to borrowers for line of credit draws on HECM loans. In addition, the Company capitalizes the servicing fees and interest income earned and is obligated to fund guarantee fees associated with the GNMA HMBS.  The Company periodically pools and securitizes certain of these funded advances through issuance of HMBS to third-party security holders, which did not qualify for sale accounting and rather, are treated as financing transactions. As a financing transaction, the HECM loans and related proceeds from the issuance of the HMBS recognized as secured borrowings remain on the Company’s Consolidated Balance Sheet. Due to the Company’s planned exit of third party servicing, HECM loans of $449.5 million were included in Assets of discontinued operations and the associated secured borrowing of $440.6 million (including an unamortized premium balance of $13.2 million) were included in Liabilities of discontinued operations at December 31, 2015.

As servicer, the Company is required to repurchase the HECM loans once the outstanding principal balance is equal to or greater than 98% of the maximum claim amount or when the property forecloses to OREO, which reduces the secured borrowing balance. Additionally the Company services $189.6 million of HMBS outstanding principal balance at December 31, 2015 for transferred loans securitized by IndyMac for which OneWest Bank prior to the acquisition had purchased the mortgage servicing rights (“MSRs”) in connection with the IndyMac Transaction. The carrying value of the MSRs was not significant at December 31, 2015.  As the HECM loans are federally insured by the FHA and the secured borrowings guaranteed to the investors by GNMA, the Company does not believe maximum loss exposure as a result of its involvement is material or quantifiable.

For Agency and private label securitizations where the Company is not the servicer, the maximum exposure to loss represents the recorded investment based on the Company’s beneficial interests held in the securitized assets. These interests are not expected to absorb losses or receive benefits that are significant to the VIE.

As a limited partner, the nature of the Company’s ownership interest in tax credit equity investments is limited in its ability to direct the activities that drive the economic performance of the entity, as these entities are managed by the general or managing partner. As a result, the Company was not deemed to be the primary beneficiary of these VIEs.

The table below presents the carrying value of the associated assets and liabilities and the associated maximum loss exposure that would be incurred under hypothetical circumstances, such that the value of its interests and any associated collateral declines to zero and at the same time assuming no consideration of recovery or offset from any economic hedges. The Company believes the possibility is remote under this hypothetical scenario; accordingly, this required disclosure is not an indication of expected loss.

Assets and Liabilities in Unconsolidated VIEs (dollars in millions)

	Unconsolidated VIEs Carrying Value
	December 31, 2015
		Partnership
	Securities	Investment
Agency securities	$147.5	$–
Non agency securities—Other servicer	906.8	–
Tax credit equity investments	–	125.0
Total Assets	$1,054.3	$125.0
Commitments to tax credit investments	–	15.7
Total Liabilities	$–	$15.7
Maximum loss exposure (1)	$1,054.3	$125.0

(1)Maximum loss exposure to the unconsolidated VIEs excludes the liability for representations and warranties, corporate guarantees and also excludes servicing advances.